CERTIFIED SERVICES, INC. AND SUBSIDIARIES

The Unaudited ProForma Combined Statement of Operations of the Company for the twelve month period ended December 31, 2001 and the six month period ended June 30, 2002 (the "ProForma Statements of Operations") and the Unaudited ProForma Combined Balance Sheet of the Company as of June 30, 2002 (the "ProForma Balance Sheet" and together with the ProForma Statement of Operations, the "ProForma Combined Financial Statements") have been prepared to illustrate the effect of the acquisition of The Cura Group, Inc., The Cura Group, II, Inc. and The Cura Group III, Inc. (collectively "The Cura Group"). The ProForma Combined Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The ProForma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The ProForma Combined Financial Statements should be read in conjunction with the historical financial statements of The Cura Group.

                    CERTIFIED SERVICES, INC. AND SUBSIDIARIES
                    UNAUDITED PROFORMA COMBINED BALANCE SHEET
                                 June 30, 2002


                                                                 The Cura Group   Certified Services,Inc.
                                                                 --------------   -----------------------
Assets
  Current Assets

     Cash                                                        $         -        $  2,424,419

     Cash - Restricted                                             7,736,522                   -
     Accounts Receivable                                           2,467,454             808,596
     Employee Advances                                                10,663
     Prepaid Expenses                                              5,727,571             101,679
                                                                 -----------         -----------
              Total Current Assets                                15,942,210           3,334,694

Property and Equipment, Net                                          481,167             196,723

Excess Purchase Price Over Net Book

  Value of Assets Acquired                                                 -           5,058,890     B
                                                                                                     A
  Other Assets                                                       191,744              44,364
                                                                 -----------         -----------
              Total Assets                                        16,615,121           8,634,671
                                                                 ===========         ===========

Liabilities and Stockholders' Equity

   Current Liabilities

     Cash Overdraft                                                3,053,632                   -
     Note Payable - Demand                                           896,000                   -
     Current Portion of Note Payable                                       -             750,287
     Accounts Payable and Accrued Expenses                         4,135,256           1,502,258
     Accrued Health Insurance Plan Claims                                  -           1,311,456
     Payroll Taxes Payable                                         2,221,954             752,154
     Income Taxes Payable                                                  -             851,867     D
     401K Contributions Payable                                      326,714                   -
     Client Deposits                                               1,273,743                   -
     Workers' Compensation Reserve - Overpayment                   3,118,906                   -
                                                                 -----------         -----------
              Total Current Liabilities                           15,026,205           5,168,022

   Workers' Compensation Reserve - Non-current                       737,365                   -
   Note Payable - Non-current                                      6,100,000           2,742,247
                                                                 -----------         -----------
              Total Liabilities                                   21,863,570           7,910,269

   Stockholders' Equity

     Preferred Stock                                                       -                   2
     Common Stock                                                     51,001               4,813     A
     Additional Paid in Capital                                    3,801,587           1,716,608     A

     Accumulated Deficit                                          (9,101,037)           (997,021)    C
                                                                 -----------         -----------
                                                                  (5,248,449)            724,402
                                                                 -----------         -----------
                                                               $  16,615,121        $  8,634,671
                                                                 ===========         ===========



                                                              Proforma Adjustments                ProForma Combined Company
                                                ----------------------------------------------    -------------------------
Assets
  Current Assets

     Cash                                        $              -   $       B         136,111    $
                                                                            C         129,306          2,159,002
     Cash - Restricted                                          -                                      7,736,522
     Accounts Receivable                                        -                           -          3,276,050
     Employee Advances                                                                                    10,663
     Prepaid Expenses                                           -                           -          5,829,250
                                                  ----------------            ----------------     --------------
              Total Current Assets                              -                     265,417         19,011,487

Property and Equipment, Net                                     -                           -            677,890

Excess Purchase Price Over Net Book

  Value of Assets Acquired                              3,950,000                           -
                                                        5,248,449                           -         14,257,339
  Other Assets                                                  -                                        236,108
                                                  ----------------            ----------------     --------------
              Total Assets                              9,198,449                     265,417         34,182,824
                                                  ================            ================     ==============

Liabilities and Stockholders' Equity

   Current Liabilities

     Cash Overdraft                                             -                           -          3,053,632
     Note Payable - Demand                                      -                           -            896,000
     Current Portion of Note Payable                            -           B         476,389          1,226,676
     Accounts Payable and Accrued Expenses                      -                           -          5,637,514
     Accrued Health Insurance Plan Claims                       -                           -          1,311,456
     Payroll Taxes Payable                                      -                           -          2,974,108
     Income Taxes Payable                                 851,867                           -                  -
     401K Contributions Payable                                 -                           -            326,714
     Client Deposits                                            -                           -          1,273,743
     Workers' Compensation Reserve - Overpayment                -                           -          3,118,906
                                                  ----------------            ----------------     --------------
              Total Current Liabilities                   851,867                     476,389         19,818,749

   Workers' Compensation Reserve - Non-current                  -                                        737,365
   Note Payable - Non-current                                   -           B       1,837,500         10,679,747
                                                  ----------------            ----------------     --------------
              Total Liabilities                           851,867                   2,313,889         31,235,861

   Stockholders' Equity

     Preferred Stock                                            -                           -                  2
     Common Stock                                          51,001           B           2,000              6,813
     Additional Paid in Capital                         3,801,587           B       1,498,000
                                                                            D         851,867          4,066,475
     Accumulated Deficit                                  129,306           A       9,101,037        (1,126,327)
                                                  ----------------            ----------------     --------------
                                                        3,981,894                  11,452,904          2,946,963
                                                  ----------------            ----------------     --------------
                                               $        4,833,761   $              13,766,793    $    34,182,824
                                                   ================            ================     ==============

                    CERTIFIED SERVICES, INC. AND SUBSIDIARIES
               NOTES TO THE PROFORMA COMBINED FINANCIAL STATEMENTS

Note A.

         On July 31, 2002 the Company executed a Stock Purchase Agreement (effective July 1, 2002) to purchase all of the Cura Group issued and outstanding shares of common stock (the "Cura Shares") in two closings. Pursuant thereto, twenty percent (20%) of the Cura Shares were transferred to the Company on July 31, 2002 and the remaining eighty percent (80%) are to be transferred to the Company on December 31, 2002. The ProForma Combined Financial Statements reflect the purchase of the Cura Shares as if the transaction was consummated in its entirety effective January 1, 2001.

Note B.

         The purchase price of the Cura Shares is:

          1. Two million shares of the Company's common stock, $.001 par value, which, on July 31, 2002 traded at $.75 per share, resulting in stock consideration of $1,500,000.

          2. Two promissory notes in the aggregate amount of $2,313,889 with interest at the rate of six percent (6%) per annum, payable in thirty four (34) equal monthly principal installments plus applicable interest commencing January 2, 2003,. For purposes of this ProForma Combined Financial Statement, the promissory notes are considered to have been issued January 1, 2001.

          3.   Cash of $136,111.

Note C.

         The Proforma Financial Statements have been adjusted to reflect interest expense attributable to the promissory notes described above.

Note D.

         The ProForma Financial Statements have been adjusted to reflect the income tax benefit arising from losses of The Cura Group in an amount equal to, but not greater than, the income tax provision of the Company for the six month period ended June 30, 2002.